Q1 2022 Shareholder Letter © 2022 Rivian. All rights reserved. 1 Q1 2022 Rivian Shareholder Letter

Q1 2022 Shareholder Letter © 2022 Rivian. All rights reserved. 2 >90K ~600K 100K 25K$17B ~5K R1 net preorders in the U.S. and Canada as of May 9, 2022 Total planned annual capacity between Normal and Georgia plants Vehicles produced since the start of production, as of May 9, 2022 EDV initial order from Amazon 2022 annual production target reaffirmed Of cash, cash equivalents, and restricted cash as of March 31, 2022 Key Highlights

Q1 2022 Shareholder Letter © 2022 Rivian. All rights reserved. 3 Rivian is building a brand and product portfolio with the objective of maximizing impact in the shift to carbon-neutral transportation. Our pickup, SUV, and last-mile delivery vans serve as launch products for our brand and address large, high-margin segments with category-defining products. On the consumer side, our R1T and R1S are flagship products for our brand, uniquely combining performance, utility, and efficiency. These first two vehicles are critical for establishing Rivian as a company that is focused on inspiring and enabling customers to have the kinds of adventures that are remembered for years to come. The brand we are building transcends segments, form factors, use cases, and geographies. Building a brand around the idea of keeping the world adventurous forever is ultimately a focus on our innate human desire to explore and seek out new experiences. We are encouraged by the tremendous feedback we continue to receive since starting deliveries in late 2021 and are even more excited to see all the adventures our vehicles are enabling. We launched the commercial side of our business with a flagship product and customer. This first product, the Electric Delivery Van (“EDV”), was designed and engineered by Rivian in collaboration with Amazon, our first commercial customer. Initially, there are two sizes of the EDV, the 700 and 500, which provide approximately 700 cubic feet and 500 cubic feet of cargo space, respectively. The EDV is built on our Rivian Commercial Van (“RCV”) platform and has been optimized for operating costs, driver interaction, and connected fleet management. We are now ramping production and deliveries of our R1T, R1S, and EDV 700, and while there have been challenges in ramping these vehicles with the current supply chain backdrop, we couldn’t be more energized about the impact we can deliver. With the above launch products in mind, our goal is to build Rivian into one of the most recognizable brands in the world. We are focused on three key strategies to drive our long-term vision: Increase share in existing markets as we ramp production of our launch products; Extend the depth and breadth of our software and services offerings; and Broaden and diversify our portfolio of consumer and commercial vehicles across multiple price points, form factors, market segments, and geographies. 1. 2. 3. Q1 2022 Rivian Shareholder Letter To ensure continued product leadership as well as long-term structural cost advantages, we have taken the decision to vertically integrate in a number of key areas, including our electronics, software stack, propulsion, and battery systems. We intend these investments to be highly scalable and to lower long-term structural costs across our business, enabling operational efficiencies and rapid growth. We believe the team and capabilities we have developed as part of our clean-sheet approach will continue to differentiate us as the automotive industry evolves.

Q1 2022 Shareholder Letter © 2022 Rivian. All rights reserved. 4 Our top priority for 2022 remains ramping production in our Normal, Illinois production facility. During a pandemic and in the context of a highly constrained global supply chain, our team has introduced four different models across two vehicle platforms and produced ~5,000 vehicles since the start of production. Our manufacturing shops are demonstrating strong performance as our weekly production rates continue to climb when not constrained by supply chain limitations. The scale of our impact is ultimately tied to our ability to deliver compelling unit economics. Beyond extensive continuous improvement activities across the vehicles, we look forward to introducing our new Lithium Iron Phosphate (“LFP”) battery, updated electronics, and single motor drive unit, known as "Enduro," that we plan to use in both the EDV for a single-motor application and the R1 for a dual-motor application. As we think about our long-term scale, our goal is to achieve more than 10% global market share. To achieve this goal, we recognize we must earn the right to accelerate the production capacity we bring online by demonstrating a prudent investment process. For current and future plant investments, it is critical that we optimize the efficiency of each dollar spent per unit of capacity while also optimizing to limit our carbon footprint. While we have room for improvement, we have already seen capital efficiency gains between the R1 and RCV platforms. As an example, our dollar per unit of capacity for machinery and equipment between our first line design for the R1 body and our second line design for the RCV body decreased by almost 50%. Additionally, we are investing today in technologies and capabilities for R1 that are designed to benefit future platforms, including R2. Over the medium term, we also plan to employ numerous learnings from our Normal, Illinois plant in our announced plant in Georgia. We believe our experience ramping the R1 and RCV platforms will benefit our next generation R2 platform, which will be key in driving attractive long-term returns on capital. We continue to be encouraged by the progress we are making and the enthusiasm we see from our customers and community. We want to thank our employees, customers, suppliers, partners, communities, and shareholders for continued support for our vision and our journey to help shift our global economy to carbon neutrality.

Q1 2022 Shareholder Letter © 2022 Rivian. All rights reserved. 5 Production Progress Our primary objective this year is to ramp production of the R1T, R1S, and EDV vehicles. As of May 9, 2022, we produced ~5,000 vehicles since the start of production. This production ramp requires our equipment, people, systems, and supply chain to operate in unison. Our team is progressing well as we prepare to introduce a second shift toward the middle of this year. Given the component constraints that have been limiting us to date, we have used more of a batch or burst build process to validate that our processes, systems, and equipment are achieving the intended cycle times. Since the beginning of the year, the demonstrated sustained production rate of our production lines has tripled. Supply chain continues to be the bottleneck of our production. This challenge has continued across a small handful of technical components such as semiconductors, as well as a few non-semiconductor components. Since March 31, 2022, we have been forced to stop production for longer periods than anticipated, resulting in approximately a quarter of the planned production time being lost due to supplier constraints. Encouragingly, as we demonstrate our production ramp, our suppliers are leaning in to help ensure we can achieve our targets.

Q1 2022 Shareholder Letter © 2022 Rivian. All rights reserved. 6 The parallel development and production of our R1 and EDV vehicles continue to yield synergies as we take learnings from one program and apply them to the others. As R1S production progress continues, we have used the periods of supply constraints and resulting line shutdowns to refine the processes and equipment for R1S. We continue to ramp R1S into our production line and are actively making deliveries of this vehicle. Our EDV production line is benefiting from the learnings from our R1 ramp. Our work integrating the EDV with Amazon’s operations has continued to go well, and we are now ramping production and deliveries of the EDV 700 to Amazon.

Q1 2022 Shareholder Letter © 2022 Rivian. All rights reserved. 7 Differentiated Software and Over-The-Air (“OTA”) Capabilities Core to Rivian’s strategy is the full vertical integration of the vehicle’s network architecture and associated topology of Rivian-developed electronic control units (“ECUs”). These platforms span autonomy, battery management, digital experience, body control, vehicle dynamics, and telematics. Underpinning all our vehicle technology is our purpose-built, flexible vehicle operating system. This critical software enables rapid development and robust interaction among our vehicle hardware systems, ECUs, controls, and other software stacks such as those that drive our experience management system. By contrast, the traditional model is both reliant on legacy platforms and utilizes off-the-shelf solutions from many different tier-one suppliers that do not satisfy the need for tightly controlled system integration. This vertical integration of our electronics and software platforms enables us to seamlessly improve the customer experience through new features and enhancements. We can collect diagnostic data to support targeted OTA updates as well as key feature improvements. Diagnostic data collection has allowed us to monitor vehicle health parameters and verify that vehicle performance meets our expectations. As our fleet grows, we expect to see significant cost savings and customer value through predictive service and repair operations. Through this robust use of OTA updates, we have pushed new features such as bird’s-eye view camera, improved Level 2 self-driving features, enhanced driving dynamics, improved infotainment and user interface, garage door pairing, new drive modes, improved air suspension responsiveness, and other new capabilities. We believe the software defined architecture of the R1T, R1S, and EDV is a significant competitive advantage today that will increase in value over time.

Q1 2022 Shareholder Letter © 2022 Rivian. All rights reserved. 8 Building out our service network has been a continued focus for us as we aim to provide a convenient and comprehensive offering to our customers. Depending on the customer’s situation, we can offer either physical service via a service center and mobile service or digital service options. If collision repair is needed, we can leverage our network of third- party collision repair centers as well as in-house collision repair. As of May 9, 2022, we had 19 Rivian physical service centers and a fleet of mobile service vehicles in the market. Our East Coast and West Coast service parts distribution centers are fulfilling orders for service parts, merchandise, adventure products, and Level 2 chargers. Our service centers offer more than maintenance and repairs, and many are designed in line with our brand and serve as places where we can perform customer deliveries and demo drives. Our service centers are designed to be tooled and equipped to address all service, warranty, and maintenance needs for consumer vehicles as well as EDVs. In addition, our customers have access to our Service Support Center which offers customers 24/7 emergency assistance, towing, support, and remote diagnostics. Service and Customer Support

Q1 2022 Shareholder Letter © 2022 Rivian. All rights reserved. 9 As of May 9, 2022, we had over 90K net R1 preorders from consumers in the U.S. and Canada, all of which have been attracted by organic growth and brand awareness and without any paid marketing or media. Since updating our pricing in March, we have received over 10,000 R1 preorders for the US and Canadian market with an average price of over $93,000. Strong Preorder Base

Q1 2022 Shareholder Letter © 2022 Rivian. All rights reserved. 10 New Order Process As demand for our products continues to grow, we remain focused on evolving our preorder processes to better manage our large backlog. Soon we will be launching an updated reservation system for new customers that separates the reservation and configuration steps. New customers will still be able to browse through options; however, the ability to save a specific configuration will not happen until closer to a customer’s build slot. This change ensures that when a build is configured, the customer is choosing from the latest features, packages, and pricing. This new reservation system equips us to better navigate managing a large demand backlog with inflation uncertainties, planned content changes, and enhancements to ensure customers are offered the latest product offerings.

Q1 2022 Shareholder Letter © 2022 Rivian. All rights reserved. 11

Q1 2022 Shareholder Letter © 2022 Rivian. All rights reserved. 12 Finalizing the Partnership with the State of Georgia In May 2022, together with the Georgia state and local authorities, we finalized and signed an Economic Development Agreement to move forward on our second domestic manufacturing facility, which will be located in Georgia. We are thrilled to be partnering with the state and local communities on this project. We expect the new facility to have a transformative impact on the local economy and believe this investment represents compelling benefits for all stakeholders. The project is estimated to create ~7,500 new jobs as well as an additional ~8,000 indirect jobs. We plan for the new plant to be the production site for our future R2 platform--a more accessibly priced mid-sized SUV targeting global markets. This agreement represents the largest economic development deal in Georgia’s history and offers Rivian a total incentive package of $1.5B. This facility will be critically important to our objective to accelerate the large-scale adoption of sustainable transportation.

Q1 2022 Shareholder Letter © 2022 Rivian. All rights reserved. 13 We generated negative gross profit of $(502) million for Q1 2022. As we produce vehicles at low volumes on production lines designed for higher volumes, we have and will continue to experience negative gross profit related to significant labor and overhead costs. This dynamic will continue in the near term, but we expect it will improve on a per vehicle basis as production volumes ramp up faster than future labor and overhead cost increases. Additionally, we recorded a lower of cost or net realizable value (“LCNRV”) adjustment to reflect the amount we anticipate receiving upon vehicle sale (after considering future costs necessary to ready the inventory for sale) and losses on firm purchase commitments. These expenses negatively impacted gross profit in the first quarter of 2022 by $188 million; additionally, we expect these items to continue to negatively impact operating results in near-term periods. We also experienced increased logistics costs due to expedited freight associated with supply chain challenges. Production and Deliveries Gross Profit Financial Highlights Total production for Q1 2022 was 2,553 vehicles. We delivered 1,227 vehicles in Q1 generating $95 million in Revenue.

Q1 2022 Shareholder Letter © 2022 Rivian. All rights reserved. 14 In Q1 2022, we recognized a non-cash, stock-based compensation expense of $307 million and depreciation and amortization expense of $38 million in operating expenses. Research and development (“R&D”) expense in Q1 2022 was $547 million, as compared to $289 million in Q1 2021. This number includes stock-based compensation expense of $138 million in Q1 2022, which we had not recognized in Q1 2021, given our IPO was in Q4 2021. The remaining increased R&D expense stemmed from efforts related to our R1 and EDV programs as well as important investments related to other advanced product development activities, including future propulsion platforms and our updated electronics stack. Selling, general, and administrative (“SG&A”) expense for Q1 2022 was $530 million, as compared to $121 million in Q1 2021. The primary drivers of this increase were scaling our sales operations, lab facilities, customer-facing facilities, and corporate functions to support future business growth. Additionally, as was the case with R&D expense, we recognized stock-based compensation expense of $169 million in Q1 2022. We have built a sales and operations organization that we believe provides exceptional customer experiences, which is a critical investment to ensure our early customers continue to be valuable advocates for Rivian. Overall, our investment in people, technology, and vehicle programs drove the majority of the year-over-year increase in operating expenses in Q1 2022. We experienced a loss from operations in Q1 2022 totaling $(1,579) million, as compared to $(410) million in Q1 2021. Operating Expenses and Operating Loss Our net loss for Q1 2022 was $(1,593) million as compared to $(414) million for the same period last year. The increased losses, as compared to Q1 2021, were due primarily to the higher operating losses discussed above. Adjusted EBITDA¹ for Q1 2022 was $(1,144) million as compared to $(396) million for the same period in the prior year. Net cash used in operating activities for Q1 2022 was $(1,034) million as compared to $(362) million for the same period last year, as we continued to ramp production at our Normal, Illinois plant, scale our corporate and commercial operations, and increase our R&D efforts. Capital expenditures for Q1 2022 were $(418) million, which is essentially flat compared to the same period last year, as we continued to invest in the growth of our business, including continued investments in the manufacturing capabilities at our Normal Factory. We ended Q1 2022 with $16,971 million in cash, cash equivalents, and restricted cash. This excludes the capacity under our asset-based revolving-credit facility. We define free cash flow as net cash used in operating activities less capital expenditures. As stated above, this larger year-over-year net cash used in operating activities resulted in negative free cash flow¹ of $(1,452) million for Q1 2022 as compared to $(802) million during the same period in 2021. Adjusted EBITDA1 Net Cash Used in Operating Activities Capital Expenditures Liquidity and Free Cash Flow¹ Net Loss ¹A reconciliation of non-GAAP financial measures to the most comparable GAAP measure is provided at the end of this letter.

Q1 2022 Shareholder Letter © 2022 Rivian. All rights reserved. 15 We remain focused on ramping production throughout 2022. We believe that the supply chain constraints will continue to be the limiting factor of our production. Based on the demonstrated production rates and progress we have seen in our facility, we believe if all supply constraints were resolved, our plant would have the ability to run at two times the currently expected output for the remainder of 2022. Based on our latest understanding of the supply chain environment, we reaffirm the annual guidance provided during our fourth quarter and fiscal year 2021 earnings call of 25,000 total units of production, $(4,750) million in Adjusted EBITDA, and $2,600 million of Capital Expenditures. We have optimized our product roadmap and associated operating expenses to ensure we have a path to launch R2 in Georgia in 2025 with our current cash on hand. Business Outlook We will host an audio webcast to discuss its results and provide a business update at 2:00pm PT / 5:00pm ET on Wednesday, May 11, 2022. The link to the webcast will be made available on our Investor Relations website at rivian.com/investors. After the call, a replay will be available at rivian.com/investors for four weeks. Webcast

Q1 2022 Shareholder Letter © 2022 Rivian. All rights reserved. 16 This shareholder letter contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this shareholder letter that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding our future operations, initiatives and business strategy, our future financial results, the planned use of our cash and cash equivalents, the underlying trends in our business, supply chain constraints and our plans to minimize the impact of such constraints, our market opportunity, and our potential for growth, including our planned expansion of our Normal, Illinois plant, plans for our second manufacturing facility in Georgia, production ramp-up and anticipated production levels, new and expanded product and service offerings (including R2), new and expanded commercial partnerships, and revenue opportunities. These statements are neither promises nor guarantees and involve known and unknown risks, uncertainties, and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward- looking statements, including, but not limited to, our history of losses as a growth-stage company; our limited operating history; our ability to develop and manufacture vehicles on a large scale is unproven; we expect a significant portion of our initial revenue to be from one customer; our inability to attract and retain a large number of customers; risks relating to our position as a new entrant into the automotive industry; risks relating to the highly competitive automotive market; we may be unable to adequately control capital expenditures and costs; we have experienced and could continue to experience cost increases or disruptions in supply of components used in our vehicles; our dependence upon third parties; we may experience significant delays in the manufacture and delivery of our vehicles; we are highly dependent on the services and reputation of our Founder and Chief Executive Officer; our dependence on suppliers; volatility in pricing of components and raw materials; our long-term results depend on our ability to successfully introduce and market new products and services; our ability to continue to launch compelling features in existing and new vehicles; our inability to manage our future growth effectively; our pricing decisions may affect our community, preorders, and demand negatively; we may not succeed in establishing, maintaining, and strengthening our brand; risks relating to our distribution model; we rely on complex machinery, and production involves a significant degree of risk and uncertainty; our vehicles rely on highly technical software and hardware that could contain errors or defects; we may not successfully develop the complex software and technology systems needed to produce our vehicles; we may not realize the benefits of our charging networks; inadequate access to charging stations; risks related to our use of lithium-ion battery cells; we may not be able to accurately estimate the supply and demand for our vehicles; we have minimal experience servicing and repairing our vehicles; preorders for our vehicles are cancellable and fully refundable; the automotive industry and its technology are rapidly evolving; our competitors may take steps to compete more effectively against us, including with respect to pricing and features; risks associated with autonomous driving technology; the performance of our vehicles; our future growth is dependent on the demand for electric vehicles; the reduction or elimination of government and economic incentives for electric vehicles; we may not obtain government grants and other incentives for which we may apply; vehicle retail sales depend heavily on affordable interest rates and availability of credit; risks associated with exchange rate and interest rate fluctuations; insufficient warranty reserves to cover warranty claims; future field actions, including product recalls, could harm our business; risks related to product liability claims; we will initially depend on revenue from a limited number of models; risks associated with potential international operations; risks associated with the conflict in the Ukraine; risks related to the COVID-19 pandemic; our financial results may vary significantly from period to period; we will need to sell additional equity or debt securities and may incur additional indebtedness; breaches in data security and failure of information security systems could harm our business; risk of intellectual property infringement claims; our ability to prevent unauthorized use of our intellectual property; risks related to governmental regulation; material weaknesses in our internal control over financial reporting; our workforce may not be trained, retained or scale productivity as intended, including because of personnel complaints as we grow; and the other factors described in our Annual Report on Form 10-K for the year ended December 31, 2021 and any subsequent filings with the SEC, including but not limited to our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2022. These factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this shareholder letter. Any such forward-looking statements represent management’s estimates as of the date of this shareholder letter. While we may elect to update such forward-looking statements at some point in the future, except as may be required by law, we disclaim any obligation to do so, even if subsequent events cause our views to change. Forward-Looking Statements

Q1 2022 Shareholder Letter © 2022 Rivian. All rights reserved. 17 In addition to our results determined in accordance with generally accepted accounting principles in the United States (“GAAP”), we review financial measures that are not calculated and presented in accordance with GAAP (“non-GAAP financial measures”). We believe our non-GAAP financial measures are useful in evaluating our operating performance. We use the following non-GAAP financial information, collectively, to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors, because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. The non- GAAP financial information is presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly titled non-GAAP measures used by other companies. A reconciliation of each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP is provided below. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. Our non-GAAP financial measures include adjusted net loss, net loss per share, adjusted EBITDA, and free cash flow. Adjusted net loss is defined as net loss before stock-based compensation, other (expense) income, net, (gain) loss on convertible notes, net, and the donation to Forever by Rivian, Inc. Adjusted net loss per share is defined as adjusted net loss divided by the weighted-average common shares outstanding. Adjusted EBITDA is defined as net loss before interest expense (income), net, provision for income taxes, depreciation and amortization, stock-based compensation, other (expense) income, net, (gain) loss on convertible notes, net, and the donation to Forever by Rivian, Inc. Free cash flow is defined as net cash used in operating activities less capital expenditures. Non-GAAP Financial Measures Stock-Based Compensation Expense (in millions) Three Months Ended March 31, 2021 2022 Cost of revenues $ — $ 10 Research and development — 138 Selling, general, and administrative — 169 Total stock based compensation expense $ — $ 317 Depreciation & Amortization (in millions) Three Months Ended March 31, 2021 2022 Cost of revenues $ — $ 80 Research and development 9 20 Selling, general, and administrative 5 18 Total depreciation & amortization expense $ 14 $ 118

Q1 2022 Shareholder Letter © 2022 Rivian. All rights reserved. 18 Condensed Consolidated Balance Sheets (in millions, except per share amounts) (unaudited) Assets December 31, 2021 March 31, 2022 Current assets: Cash and cash equivalents $ 18,133 $ 16,432 Accounts receivable, net 26 22 Inventory 274 494 Other current assets 126 98 Total current assets 18,559 17,046 Property, plant, and equipment, net 3,183 3,396 Operating lease assets, net 228 270 Other non-current assets 324 585 Total assets $ 22,294 $ 21,297 Liabilities and Stockholders’ Equity Current liabilities: Accounts payable $ 483 $ 571 Accrued liabilities 667 746 Customer deposits 74 81 Current portion of lease liabilities and other current liabilities 89 126 Total current liabilities 1,313 1,524 Non-current portion of long-term debt 1,226 1,227 Non-current lease liabilities 218 256 Other non-current liabilities 23 30 Total liabilities 2,780 3,037 Commitments and contingencies Stockholders' equity: Preferred stock, $0.001 par value; 10 shares authorized and 0 shares issued and outstanding for both December 31, 2021 and March 31, 2022 — — Common stock, $0.001 par value; 3,508 and 3,508 shares authorized and 900 and 901 shares issued and outstanding as of December 31, 2021 and March 31, 2022, respectively 1 1 Additional paid-in capital 25,887 26,226 Accumulated deficit (6,374) (7,967) Total stockholders' equity 19,514 18,260 Total liabilities and stockholders' equity $ 22,294 $ 21,297

Q1 2022 Shareholder Letter © 2022 Rivian. All rights reserved. 19 Condensed Consolidated Statements of Operations (in millions, except per share amounts) (unaudited) Three Months Ended March 31, 2021 2022 Revenues $ — $ 95 Cost of revenues — 597 Gross profit — (502) Operating expenses Research and development 289 547 Selling, general, and administrative 121 530 Total operating expenses 410 1,077 Loss from operations (410) (1,579) Interest income 1 3 Interest expense (5) (22) Other income, net — 5 Loss before income taxes (414) (1,593) Provision for income taxes — — Net loss $ (414) $ (1,593) Net loss attributable to common stockholders, basic and diluted $ (414) $ (1,593) Net loss per share attributable to Class A and Class B common stockholders, basic and diluted $ (4.10) $ (1.77) Weighted-average common shares outstanding, basic and diluted 101 901

Q1 2022 Shareholder Letter © 2022 Rivian. All rights reserved. 20 Consolidated Statements of Cash Flows (in millions) (unaudited) Three Months Ended March 31, 2021 2022 Cash flows from operating activities: Net loss $ (414) $ (1,593) Depreciation and amortization 14 118 Stock-based compensation expense — 317 Inventory write-downs and losses on firm purchase commitments — 188 Other non-cash activities 6 47 Changes in operating assets and liabilities: Accounts receivable — 4 Inventory — (367) Other current assets (11) 11 Other non-current assets 2 (6) Accounts payable and accrued liabilities 37 201 Customer deposits 5 7 Other current liabilities — 33 Other non-current liabilities (1) 6 Net cash used in operating activities (362) (1,034) Cash flows from investing activities: Capital expenditures (440) (418) Net cash used in investing activities (440) (418) Cash flows from financing activities: Proceeds from issuance of capital stock 2,651 1 Principal payments and other financing activities (79) (1) Net cash provided by financing activities 2,572 — Net change in cash 1,770 (1,452) Cash, cash equivalents, and restricted cash—Beginning of period 3,011 18,423 Cash, cash equivalents, and restricted cash—End of period $ 4,781 $ 16,971 Supplemental disclosure of non-cash investing and financing activities: Capital expenditures included in liabilities $ 344 $ 406 Right-of-use assets obtained in exchange for operating lease liabilities $ 34 $ 54

Q1 2022 Shareholder Letter © 2022 Rivian. All rights reserved. 21 Reconciliation of Non-GAAP Financial Measures (in millions, except per share amounts) Adjusted Net Loss & Net Loss Per Share Three Months Ended March 31, 2021 2022 Net loss attributable to common stockholders, basic and diluted $ (414) $ (1,593) Stock-based compensation expense — 317 Other income, net — (5) Net loss attributable to common stockholders, basic and diluted (non-GAAP) $ (414) $ (1,281) Net loss per share attributable to common stockholders, basic and diluted $ (4.10) $ (1.77) Stock-based compensation expense — 0.35 Other income, net — (0.01) Adjusted net loss per share attributable to common stockholders, basic and diluted (non-GAAP) $ (4.10) $ (1.43) Weighted-average common shares outstanding, basic and diluted (GAAP) 101 901 Adjusted EBITDA Three Months Ended March 31, 2021 2022 Net loss $ (414) $ (1,593) Interest expense, net 4 19 Provision for income taxes — — Depreciation and amortization 14 118 Stock-based compensation expense — 317 Other income, net — (5) Adjusted EBITDA (non-GAAP) $ (396) $ (1,144) Free Cash Flow Three Months Ended March 31, 2021 2022 Net cash used in operating activities $ (362) $ (1,034) Capital expenditures (440) (418) Free cash flow (non-GAAP) $ (802) $ (1,452)

Q1 2022 Shareholder Letter © 2022 Rivian. All rights reserved.